FILER:

COMPANY DATA:
COMPANY CONFORMED NAME:                   IMPULSE MEDIA TECHNOLOGIES INC
CENTRAL INDEX KEY:                        0001093800
STANDARD INDUSTRIAL CLASSIFICATION:       SERVICES-BUSINESS SERVICES, NEC [7389]
IRS NUMBER:                               912015608
STATE OF INCORPORATION:                   CO
FISCAL YEAR END:                          0228

FILING VALUES:
                 FORM TYPE:               8-K
                 SEC ACT:                 1934 Act
                 SEC FILE NUMBER:         000-27199
                 FILM NUMBER:


BUSINESS ADDRESS:
                 STREET 1:                566 - 1027 Davie Street
                 CITY:                    VANCOUVER BC
                 STATE:                   A1
                 ZIP:                     00000
                 BUSINESS PHONE:          (213) 304 1936

MAIL ADDRESS:
                 STREET 1:                566 - 1027 Davie Street
                 STREET 2:                VANCOUVER BC
                 CITY:                    V6E 3X1

FORMER COMPANY:
            FORMER CONFORMED NAME:        DENMANS COM INC
            DATE OF NAME CHANGE:          19990824


                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 of 15(d) of the Securities
                              Exchange Act of 1934

                          Date of Report: June 4, 2002
                        (Date of earliest event reported)

                         IMPULSE MEDIA TECHNOLOGIES INC.
             (Exact name of registrant as specified in its charter)

Colorado                                   7389              E.I.N.91-2015608
(State or jurisdiction of      (Primary Standard Industrial  (I.R.S. Employee
incorporation or organization)  Classification Code Number)  Identification No.)

              Suite 566 - 1027 Davie Street, Vancouver, BC V6E 4L2 (Address of principal executive offices, including zip code)


                                 (213) 304-1936
              (Registrant's telephone number, including area code)

ITEM 5.           OTHER EVENTS

The company's business address was changed from Suite 1850 - 1066 West Hastings Street Vancouver, British Columbia, Canada, V6E 3X1 to Suite 566 - 1027 Davie Street, Vancouver, British Columbia, Canada, V6E 4L2.


ITEM  6.          RESIGNATIONS  OF  DIRECTORS  AND  EXECUTIVE  OFFICERS

Effective June 4, 2002:

          a. Eric Hawthorne resigned as an officer (Chief Technical Officer) and director of the registrant;
          b. Kurt Dohlen was appointed to fill the vacancy on the board resulting from the resignation of Mr. Hawthorne.

Effective June 16, 2002:

          a. J.E. (Ted) Boyle resigned as an officer and director of the registrant;
          b.   Michael Stunden resigned as secretary of the registrant;
          c. Kurt Dohlen was appointed as president and secretary to fill the vacancies resulting from the above resignations.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMPULSE MEDIA TECHNOLOGIES INC.


/s/ Kurt Dohlen
---------------------------------------------
(Signature)

Kurt Dohlen
---------------------------------------------
(Name)

President & Secretary
---------------------------------------------
(Position)

June 16, 2002
---------------------------------------------
(Date)